PHOENIX MULTI-PORTFOLIO FUND
                      Supplement dated October 20, 1995 to
                       Prospectus dated September 1, 1995

Initial Sales Charge Alternative - Class A Shares

The following should be inserted below the first chart on page 33:

         Equity Planning has agreed to pay broker/dealers with whom it has sales agreements, additional dealer discounts in connection with the aggregate purchases (net of redemptions) of any combination of Class A and Class B Shares of the Emerging Markets Portfolio and Class A and Class B Shares of any other Phoenix Fund designated by Equity Planning, as shown below , provided such purchases are made between October 16, 1995 and December 29, 1995. These additional fees shall be paid exclusively from Equity Planning's own profits and resources and do not apply to the purchase of shares for which sales charges are not applicable.

         Aggregate Purchases                Additional Dealer Discount or Agency
                                            Fee as Percentage of Offering Price
         -------------------                -----------------------------------
           Up to $249,999                               0.50%
          $250,000 or more                              1.00%

The following replaces the chart at the top of page 33 and applies to purchases excluding purchases by qualified employee benefit plans as described below:

         Purchase Amount            Payment to Broker-Dealer
         ------------------------   ------------------------
         $1,000,000 to $3,000,000           1%
         $3,000,001 to $6,000,000      0.50 of 1%
         $6,000,001 or more            0.25 of 1%

         Equity Planning has agreed to pay broker/dealers with whom it has sales agreements, an additional amount equal to 0.50% of the purchase price on purchases of $1,000,000 or more of any combination of Class A Shares of the Emerging Markets Portfolio and/or Class A Shares of any other Phoenix Fund designated by Equity Planning, provided such purchases are made between October 16, 1995 and December 29, 1995. This additional fee shall be paid exclusively from Equity Planning's own profits and resources.

The following should be inserted as a footnote on page 33:

         *** In connection with Class A Share purchases by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

Contingent Deferred Sales Charge

The following should be added to the second full paragraph under the heading "Contingent Deferred Sales Charge" on page 35:

         Equity Planning has agreed to pay broker/dealers with whom it has sales agreements, additional sales commissions in connection with the aggregate purchases (net of redemptions) of any combination of Class A and Class B Shares of the Emerging Markets Portfolio and Class A and Class B Shares of any other Phoenix Fund designated by Equity Planning, as shown below , provided such purchases are made between October 16, 1995 and December 29, 1995. These additional fees shall be paid exclusively from Equity Planning's own profits and resources and do not apply to the purchase of shares for which sales charges are not applicable.

         Aggregate Purchases                Additional Commissions
                                            as Percentage of Offering Price
         -------------------                -------------------------------
           Up to $249,999                           0.50%
          $250,000 or more                          1.00%

How to Obtain Reduced Sales Charges  on Class A Shares

The following should be substituted in the first paragraph under "Qualified Purchasers" on page 33:

         In (9) the words "100 eligible employees" are substituted for the words "200 participant employees."

Systematic Withdrawal Program

The following replaces the third full paragraph under the heading "Systematic Withdrawal Program" on page 38:

         To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.